NASDAQ:PETD
PETROLEUM DEVELOPMENT
CORPORATION
2009 Fourth Quarter
and Year-End Teleconference
March 4, 2010
•Richard W. McCullough, Chairman & CEO
•Barton R. Brookman, SVP Exploration & Production
•Gysle R. Shellum, Chief Financial Officer

See Slide 2 regarding Forward Looking Statements
The following information contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on Management’s current expectations and beliefs, as well as a number of assumptions concerning future events.
These statements are based on certain assumptions and analyses made by Management in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances. However, whether actual results and developments will conform with Management’s expectations and predictions is subject to a number of risks and uncertainties, general economic, market or business conditions; the opportunities (or lack thereof) that may be presented to and pursued by Petroleum Development Corporation;
actions by competitors; changes in laws or regulations; and other factors, many of which are beyond the control of Petroleum
Development Corporation.
You are cautioned not to put undue reliance on such forward-looking statements because actual results may vary materially from those expressed or implied, as more fully discussed in our safe harbor statements found in our SEC filings, including, without limitation, the discussion under the heading “Risk Factors” in the Company’s 2009 annual report on Form 10-K and in subsequent Form 10-Qs. All forward-looking statements are based on information available to Management on this date and Petroleum Development Corporation assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward looking statements, whether as a result of new information, future events or otherwise.
The SEC permits oil and gas companies to disclose in their filings with the SEC only proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. The Company uses in this presentation the terms
“probable” and “possible” reserves. Probable reserves are unproved reserves that are more likely than not to be recoverable.
Possible reserves are unproved reserves that are less likely to be recoverable than probable reserves. Estimates of probable and possible reserves which may potentially be recoverable through additional drilling or recovery techniques are by nature more uncertain than estimates of proved reserves and accordingly are subject to substantially greater risk of not actually being realized by the Company. In addition, the Company’s reserves and production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.
This material also contains certain non-GAAP financial measures as defined under the Securities and Exchange Commission rules.
Disclaimer

See Slide 2 regarding Forward Looking Statements
Rick McCullough
Chairman & Chief Executive Officer

See Slide 2 regarding Forward Looking Statements
(1) Appalachian Basin (Marcellus and Shallow Devonian) JV
(2) EBITDAX and Cash Flow estimates as per analyst consensus
• Petroleum Development Corporation is an
 independent oil and natural gas company
 with operations primarily in the Rocky
 Mountain region, Appalachian Basin and
 Michigan Basin
• PDC was founded in 1969 in Bridgeport, WV
 and is now headquartered in Denver, CO
Corporate Summary
Enterprise Value
Capitalization
Corporate Profile
Share Price (3/1/10)	$ 24.25
Diluted Share Outstanding (MM)	19.2
Market Capitalization ($MM)	$ 466
Total Debt @ 12/31/09	281
Minority Interest (1) @ 12/31/09	48
Less: Cash @ 12/31/09	(32)
Enterprise Value @ 12/31/09	$ 763
52-Week High ($/share)	$ 24.25
52-Week Low ($/share)	$ 9.39
Pro Forma
12/31/2009
Capitalization: ($MM)
Cash	$ 32
Debt:
Credit Facility: $305MM Borrowing Base	80
12% Senior Notes due 2018	201
Total Debt	281
Common Equity	491
Minority Interest (1)	48
Total Capitalization	$ 820
Debt Ratios:
Debt/EBITDAX (LTM) (2)	1.54x
Senior Debt/EBITDAX (LTM) (2)	0.72x
EBITDAX/ Interest Net (LTM) (2)	4.9x
Debt/Book Cap	34%

See Slide 2 regarding Forward Looking Statements
Fourth Quarter 2009 Highlights

 Strong cash flow
 • Realized prices above plan - $53.8 million revenue on 10 Bcfe production
 • Realized hedge gains added $24.6 million to total revenue
 • Fourth quarter adjusted cash flow contributed 33% of annual adjusted cash flow
 Strong gross operating margins
 • Year-over-year lease operating costs (including production taxes) decreased 28% per Mcfe

 Quarterly adjusted net loss essentially break even at $700,000
 • Quarterly loss includes impact of $7.9 million in JV formation expense

See Slide 2 regarding Forward Looking Statements
2010 Presents Optimal Opportunities
• 2009 - solid growth year
 – Double digit production growth
 – Hedges provided substantial relative price realizations
 which protected cash flow
 – Reduction of operating costs by 18%
 – Improved liquidity, and improved balance sheet coverage
 and leverage metrics

• 2010 will present optimal opportunities
 – Strong hedge positions exist for 2010 and beyond
 – CAPEX increase 30-40%, to $150 million
 – Poised for increased organic drilling (Marcellus,
 Wattenberg, Piceance), partnership repurchases, and/or
 acquisitions

See Slide 2 regarding Forward Looking Statements
Bart Brookman
SVP - Exploration and Production

Petroleum Development Corporation

Michigan Basin (2%)
Rocky Mountains (89%)

2009 Production:
37.8 Bcfe
2010E Production:
31.2 Bcfe
2010E Production:
1.3 Bcfe

See Slide 2 regarding Forward Looking Statements
Core Operating Regions
See Slide 2 regarding Forward Looking Statements
2009 Proved Reserves:
 641
Bcfe
Rocky Mountains
2009 Proved Reserves:

15 Bcfe
2009 Production:

1.4 Bcfe
Michigan Basin
2009 Proved Reserves*:
 61
Bcfe
2009 Production:
 4.1
Bcfe
2010E Production:
 3.2
Bcfe
Appalachian Basin
2009 Proved Reserves
717 Bcfe
Appalachian Basin (9%)*
2009 Production
43.3 Bcfe
Michigan
Basin (3%)
Appalachian Basin (9%)
Rocky
Mountains (87%)
*Appalachian Basin includes 100% of PDC Mountaineer, LLC Reserves at Year-End 2009

400
350
300
250
200
150
100
50
-
Net
Gross
45
158
111
242
138
231
278
349
333
379
79
100
204
252
2004
2005
2006
2007
2008
2009

See Slide 2 regarding Forward Looking Statements
Operating Highlights
2009 Drilling Activity
Gross Wells Drilled   100
Net Wells Drilled    79
Net Development   71
Net Exploratory   8
2010 Forecasted Drilling Activity
Gross Wells   252
Net Wells   204

• 2009 Production increased
 12% to 43.3 Bcfe
• 2009 Proved Reserves
 decreased 5% to 717 Bcfe
Annual Drilling Activity
2010E

Petroleum Development Corporation

60
50
40
30
20
10
-
Net Bcfe
13
14
17
28
39
43
36
2004
2005
2006
2007
2008
2009
2010E
Oil
Gas

See Slide 2 regarding Forward Looking Statements
Net Production
•Partnership
Buybacks
•Aceite
Acquisition
•Castle
Acquisition
•End of
Partnership
Drilling
•65%
CAPEX
Reduction
•Marcellus/
Appalachia
Joint
Venture
•Significant
Increase in
Drilling
Activity
•Piceance
Divestiture
•EXCO
Acquisition
•Unioil
Acquisition
 **2004-09 CAGR of 27%**

Net Bcfe
12
10
8
6
4
2
-
15% Growth
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2006
2007
2008
2009
2010
Oil
Gas

- 2010 production decline (vs. 2009) primarily due to:
  - Decision in late 2008 to reduce capital spending due to falling prices and an overall negative economic outlook
  - Objective to preserve and improve liquidity position
  - Formation of Mountaineer JV Partnership (Partner's share: 2.3 Bcfe)
- PDC has a seven year inventory of over 2,200 identified projects which should provide organic production and cash flow growth opportunities into the foreseeable future.
- 2010 Drilling and workover program initially set for 300+ organic projects
- PDC is positioned for additional growth through increased organic drilling, acquisitions, joint ventures, exploration, and partnership repurchases

See Slide 2 regarding Forward Looking Statements

Quarterly Net Production
2010 Production Guidance
 E

See Slide 2 regarding Forward Looking Statements
Production By Area - Bcfe

Area	2008	2009	% Increase/ (Decrease)	2010E	% Increase/ (Decrease)
Wattenberg	15.4	16.3	6%	14.1	-13%
Piceance	12.5	15.8	26%	11.9	-25%
NECO	5.0	5.3	6%	4.7	-11%
Appalachia	3.9	4.1	5%	3.2	-17%
Other (ND, TX, WY, MI)	1.9	1.8	5%	1.6	-11%
TOTAL	38.7	43.3	12%	35.7	-18%
Bcfe = One billion cubic feet of natural gas equivalent.

See Slide 2 regarding Forward Looking Statements

YE2009 Proved Reserves
• Proved reserves declined 5% from 2008 levels
• PDP declined 6% from 2008, however, 58% of production was replaced despite a significant reduction in CAPEX for 2009
• New SEC valuation methodology for commodity pricing and 5-year PUD booking rules impacted 2009 year-end reserves
• New SEC methodology for resource bookings, cost improvements, and operational results provided growth in certain areas
• Conservative booking of Marcellus reserves
(1) Independent reserve engineer’s estimates.
  Summary Reserve Data
Proved Reserves (Bcfe)(1)
  Area
2008 YE
2009 YE
  % Growth
 % Developed
% Natural Gas
Rockies
620
641
3%
35%
83%
Appalachia
113
61
(46%)
90%
100%
Michigan
20
15
(25%)
100%
98%
Total
753
717
(5%)
41%
85%

See Slide 2 regarding Forward Looking Statements
YE2009 Proved Reserves
By Area - Bcfe

	PDP		PDNP		PUD		Total Proved
Area	2008	2009	2008	2009	2008	2009	2008	2009
Wattenberg	79	89	1	1	119	140	199	230
Piceance	107	103	6	0	260	275	373	378
NECO	40	31	3	0	5	0	48	31
Appalachia	53	42	21	13	39	6	113	61
Other	20	16	0	1	0	0	20	17
TOTAL	299	281	31	15	423	421	753	717*
% Total Proved	40%	39%	4%	2%	56%	59%	100%	100%
Bcfe = One billion cubic feet of natural gas equivalent.
* Using year-end spot pricing methodology, as was used at year-end 2008, total reported reserves would have been 811 Bcfe.

See Slide 2 regarding Forward Looking Statements
YE2009 3P Reserves(1)
By Area - Bcfe

	Total Proved		Proved + Probable		Proved + Probable + Possible
Area	2008	2009	2008	2009	2008	2009
Wattenberg	199	230	236	305	241	332
Piceance	373	378	486	449	538	465
NECO	48	31	57	31	74	31
Appalachia	113	61	126	113	136	145
Other	20	17	20	17	20	17
TOTAL	753	717	925	915	1,009	990
Bcfe = One billion cubic feet of natural gas equivalent.
(1) 3P estimates are non-SEC.

2009	2010 Forecast	% Variance
Development Capital	$ 79.0	$ 126.8	61%
Exploration and G&G	14.0	6.0	-57%
Leasehold and Partnership Puts	9.0	9.3	3%
Miscellaneous	8.0	7.8	-2%
Total Capital to PDC	**$ 110.0**	**$ 149.9**	**36%**
PDC Mountaineer CAPEX[1]	-	64.5	-
Total CAPEX	**$ 110.0**	**$ 214.4**	**95%**

See Slide 2 regarding Forward Looking Statements
2010 Proposed Net Capital Budget

(1) Subject to bi-annual approval by PDC Mountaineer Board of Directors. 2010 CAPEX funded by PDC Mountaineer partner, PDC has no capital investment obligation.

2010 Planned Production Related Projects

ND
WY
CO
KS
TX
MI
TN
NY
PA
WV
WESTERN REGION
PDC MOUNTAINEER, LLC

See Slide 2 regarding Forward Looking Statements

Marcellus
•16 Verticals
•10 Horizontals
Shallow Devonian
•50 Recompletes
•29 Workovers
NECO
•25 New Drills
•50 Workovers
Wattenberg
•180 New Drills
-138 Operated New Drills
-42 Non-Op New Drills
•12 Refracs/Recompletes
Piceance
•21 New Drills
-11 Mesa
-10 Valley
See Slide 2 regarding Forward Looking Statements
PDC has over 2,200 identified
projects in Inventory

See Slide 2 regarding Forward Looking Statements
2010 Operations Guidance
• Production of 35.7 Bcfe
• CAPEX of $150MM
• PDC Mountaineer CAPEX of $64.5MM to be funded
 by JV partner
• 252 developmental wells
• First horizontal Marcellus well to spud in early March
• Production expected to increase in Q4 to YE2009
 levels
• Financial flexibility to expand core developmental
 drilling, re-purchase partnerships, or acquire
 properties

See Slide 2 regarding Forward Looking Statements
Gysle Shellum
Chief Financial Officer

See Slide 2 regarding Forward Looking Statements
Summary Financial Results
($ in millions except per share data)
(1) O&G operating margin is defined as O&G revenue less O&G production and well operations costs.
(2) See appendix for GAAP reconciliation of Adjusted Cash Flow and Adjusted EBITDA, respectively.
(3) Includes non-recurring items related to the Q4 joint venture, EVP separation agreement, and corporate office relocation costs.

	Three Months Ended		Year Ended
	December 31,		December 31,
	2009	2008	2009	2008
O&G Revenues	$53.8	$56.3	$179.1	$321.9
O&G Production & Well Operations Costs	$19.1	$17.2	$64.7	$79.4
O&G Operating Margin(1)	$34.7	$39.1	$114.4	$242.5
Adjusted cash flow from operations(2)	$55.5	$41.2	$170.2	$199.9
Adjusted EBITDA(2)	$38.8	$34.9	$159.7	$189.4
Adjusted cash flow from operations (per share) (2)	$2.90	$2.79	$10.35	$13.46
DD&A	$30.2	$32.7	$131.0	$104.6
G&A(3)	$17.5	$10.6	$54.0	$37.7

See Slide 2 regarding Forward Looking Statements
Summary Financial Results
($ in millions except per share data)
	Three Months Ended December 31,		Year Ended December 31,
	2009	2008	2009	2008
Income (loss) from operations	($13.8)	$74.7	($90.0)	$195.7
Net Income (loss) attributable to shareholders	($16.0)	$41.1	($79.3)	$113.3
Diluted earnings (loss) per share attributable to shareholders	($0.84)	$2.78	($4.82)	$7.63
	Three Months Ended December 31,		Year Ended December 31,
	2009	2008	2009	2008
Adjusted net income (loss) (1)	($0.7)	($4.3)	($2.9)	$39.7
Adjusted earnings (loss) per share (1)	($0.04)	($0.29)	($0.18)	$2.67

(1) Excludes unrealized derivative gains & losses.

Petroleum Development Corporation

$250
$200
$150
$100
$50
$0
$ in Millions
95.6
199.9
170.2

See Slide 2 regarding Forward Looking Statements

Adjusted Cash Flow
From Operations
2008
2007
2009
• Adjusted cash flow from
 operations represents cash flow
 from operations before normal
 working capital changes
• Incorporates impact of hedging
 gains
• CAPEX reduced 66% in 2009

Petroleum
Development
Corporation

($ in millions)
$400
$300
$200
$100
$0

See Slide 2 regarding Forward Looking Statements

• $305 million revolver matures
  in November 2012

• Maturity schedule reflects:
 – Mitigation of liquidity risk

 – Diversification of funding
 sources

• As of December 31, 2009:
 – $80 MM drawn balance
 – $18.7 MM undrawn L.O.C
 – $31.9 MM cash balance
 – $238.2 MM available liquidity

• Borrowing base redetermination
 will occur in May 2010
Debt Maturity Schedule
(As of December 31, 2009)
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
$80
$203
$305
See Slide 2 regarding Forward Looking Statements

Colorado Liquids, 4%
Other, 1%
Mich-Con, 4%
San Juan Basin / Southern California, 15%
Colorado Interstate Gas (CIG), 41%
Mid Continent, 7%
Natural Gas NYMEX, 10%
Crude Oil NYMEX, 18%

See Slide 2 regarding Forward Looking Statements
Energy Market Exposure
Percentage of Mcfe Sold by Market
(as of December 31, 2009)
See Slide 2 regarding Forward Looking Statements

See Slide 2 regarding Forward Looking Statements
Oil and Gas Hedges
in Place as of March 1, 2010
(1) Based on 12/31/09 PDP
(2) Based on forward curves as of 3/1/2010
(3) Blended price for forecasted production at hedged and at forward prices

See Slide 2 regarding Forward Looking Statements
	2010	2011	2012	2013
Weighted Average Hedge Price (Mcfe) (1)
With Floors	$7.60	$6.87	$6.39	$6.39
With Ceilings	$8.43	$7.76	$7.97	$8.21
% of Forecasted Production(1)	89%	74%	66%	65%
Weighted Avg Forward Price(2)	$6.22	$6.78	$7.04	$7.17
Weighted Avg Price of Forecasted Production(3)	$7.45	$6.85	$6.61	$6.66

See Slide 2 regarding Forward Looking Statements

Average Annual Costs Related to
Oil and Gas Drilling (per Mcfe)
	Three Months Ended December 31,		Year Ended December 31,
	2009	2008	2009	2008
Average lifting costs (1)	$0.98	$1.09	$0.83	$1.07
DD&A (O&G Properties Only)	$2.82	$2.73	$2.83	$2.51
(1) Lifting costs represent natural gas and oil lease operating expenses, exclusive of production taxes, on a per unit basis.

See Slide 2 regarding Forward Looking Statements
A P P E N D I X

400
300
200
100
-
239
323
110
2007
2008
2009

12.00
8.00
4.00
0.00
$6.26
$8.42
$4.20
2007
2008
2009

Production

50.0
40.0
30.0
20.0
10.0
-
28.0
38.7
43.3
2007
2008
2009

($/Mcfe)
2.50
2.00
1.50
1.00
0.50
0.00
$1.78
$2.05
$1.50
2007
2008
2009

- Reduced capital spending by 66% in response to poor natural gas prices.

See Slide 2 regarding Forward Looking Statements

2009 Summary
Natural Gas Equivalent(1)
Natural Gas Equivalent(1)
Oil & Gas Production and Well
Operations Costs(2)
(Bcfe)
($/Mcfe)
($MM)
Capital Spending
• Increased production by 12% and reduced L.O.E $/Mcfe by just under 30%.
• Improved L.O.E $/Mcfe should be sustainable beyond 2009 and should improve incremental capital investment returns.
1) Average Sales Price excluding gain/loss on derivatives
2) Includes direct and indirect well expenses, production taxes, and overhead and other production expenses.

See Slide 2 regarding Forward Looking Statements
Adjusted Net Income Reconciliation
($ in millions)

(1) Includes natural gas marketing activities.
	Three Months Ended		Year Ended
	December 31,		December 31,
	2009	2008	2009	2008
Net Income (loss) attributable to shareholders	($16.0)	$41.1	($79.3)	$113.3
Unrealized loss (gain) on derivatives, net (1)	20.9	(72.2)	116.6	(117.5)
Provision for underpayment of gas sales	0.1	-	2.7	4.0
Tax effect of above adjustment	(5.7)	26.8	(43.0)	39.9
Adjusted Net Income (loss) attributable to shareholders	($0.7)	($4.3)	($2.9)	$39.7
Weighted average diluted shares outstanding	19,172	14,791	16,448	14,848
Adjusted diluted earnings (loss) per share	($0.04)	($0.29)	($0.18)	$2.67

See Slide 2 regarding Forward Looking Statements
Adjusted Cash Flow Reconciliation
($ in millions)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2009	2008	2009	2008
Net Cash provided by operating activities	$43.9	$35.3	$143.9	$139.1
Changes in assets and liabilities related to operations	11.6	5.9	26.3	60.8
Adjusted cash flow from operations	$55.5	$41.2	$170.2	$199.9
Weighted average diluted shares outstanding	19,172	14,791	16,448	14,848
Adjusted cash flow per share	$2.90	$2.79	$10.35	$13.46

See Slide 2 regarding Forward Looking Statements
Adjusted EBITDA Reconciliation
($ in millions)
(1) Includes natural gas marketing activities.

	Three Months Ended		Year Ended
	December 31,		December 31,
	2009	2008	2009	2008
Net Income (loss) attributable to shareholders	($16.0)	$41.1	($79.3)	$113.3
Unrealized loss (gain) on derivatives, net (1)	20.9	(72.2)	116.6	(117.5)
Interest, net	10.2	8.9	37.0	27.5
Income taxes expense (benefit)	(6.5)	24.4	(45.6)	61.5
Depreciation, depletion & amortization	30.2	32.7	131.0	104.6
Adjusted EBITDA	$38.8	$34.9	$159.7	$189.4
Weighted average diluted shares outstanding	19,172	14,791	16,448	14,848
Adjusted EBITDA per share	$2.02	$2.36	$9.71	$12.76

NASDAQ:PETD
PETROLEUM DEVELOPMENT
CORPORATION
2009 Fourth Quarter
and Year-End Teleconference
March 4, 2010